Exhibit 10.1

Execution Version

AMENDMENT No. 8, dated as of July 25, 2024 (this “Amendment”) among SUMMIT MATERIALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Term B-2 Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender, to the Amended and Restated Credit Agreement dated as of July 17, 2015, among the Borrower, the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), the Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended by Amendment No. 1 dated as of January 19, 2017, Amendment No. 2 dated as of November 21, 2017, Amendment No. 3 dated as of May 22, 2018, Amendment No. 4 dated as of February 25, 2019, Amendment No. 5 dated as of December 14, 2022, Amendment No. 6 dated as of January 10, 2023 and Amendment No. 7 dated as of January 12, 2024 and as further amended, restated, modified and supplemented prior to the date hereof, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the parties hereto may amend the Credit Agreement for the purposes set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.         Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 8 Effective Date (as defined below) as follows:

(a)            The following new definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

““Amendment No. 8” means Amendment No. 8 to this Agreement dated as of July 25, 2024.”

““Amendment No. 8 Effective Date” has the meaning set forth in Amendment No. 8.”

(b)            Clause (b) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(a) with respect to Term B-2 Loans: on and after the Amendment No. 8 Effective Date, (x) a percentage per annum equal to: (A) for Term SOFR Rate Loans, 1.75% and (B) for Base Rate Loans, 0.75%.”

(c)            Definition of “Loan Documents ” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 1, (iii) Amendment No. 2, (iv) Amendment No. 3, (v) Amendment No. 4, (vi) Amendment No. 5, (vii) Amendment No. 6, (viii) Amendment No. 7, (ix) Amendment No. 8, (x) the Notes, (xi) the Collateral Documents, (xii) each Intercreditor Agreement to the extent then in effect, (xiii) each Letter of Credit Issuance Request and (xiv) any Refinancing Amendment, Incremental Amendment or Extension Amendment.”

(d)            Clause (a)(iv) of Section 2.05 is hereby amended by amending and restating in its entirety as follows:

“(iv)        In the event that following, but not including, the Amendment No. 8 Effective Date and on or prior to the six-month anniversary of the Amendment No. 8 Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Term B-2 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (1) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-2 Loans so prepaid, refinanced, substituted or replaced and (2) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-2 Loans amended or otherwise modified pursuant to such amendment. If, following, but not including, the Amendment No. 8 Effective Date and on or prior to the six-month anniversary of the Amendment No. 8 Effective Date, any Term Lender that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, such Term Lender (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

Section 2.         Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 8 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be).

Section 3.         Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 8 Effective Date”) on which each of the following conditions has been satisfied:

(a)            The Administrative Agent shall have received executed signature pages hereto from (i) the Required Lenders under and as defined in the Credit Agreement, (ii) each Lender with a Term B-2 Loan and (iii) each of the Loan Parties;

(b)            Bank of America, N.A. shall have received all fees payable on or prior to the Amendment No. 8 Effective Date and all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 8 Effective Date;

(c)            The Administrative Agent shall have received reasonably satisfactory evidence of authorization of this Amendment by the Loan Parties and a certificate of a Responsible Officer of the Borrower to the effect set forth in Section 2 above.

(d)            The Administrative Agent shall have received from the Borrower all accrued and unpaid interest on the Term B-2 Loans to but excluding the Amendment No. 8 Effective Date.

The amendments contemplated hereby shall apply only from and after the date of effectiveness of this Amendment.

Section 4.         Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention and, for the further avoidance of doubt, the words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 5.         Applicable Law.

(a)            THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)            ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 6.         Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.         Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 8 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 8.         WAIVER OF RIGHT TO TRIAL BY JURY.

THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.

Section 9.         Lead Arrangers and Lead Bookrunners. Each of BofA Securities, Inc., Morgan Stanley Senior Funding, Inc., Goldman Sachs Bank USA, RBC Capital Markets, LLC, Citigroup Global Markets Inc., Barclays Bank PLC, Capital One, National Association and PNC Capital Markets LLC are the lead arrangers and bookrunners for this Amendment and shall be entitled to all rights, privileges and immunities applicable to the “Lead Arrangers” under the Loan Documents in connection herewith.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SUMMIT MATERIALS, LLC

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

KILGORE PARTNERS, L.P.

By:	SUMMIT MATERIALS, LLC, its general partner

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

MULTISOURCE SAND AND GRAVEL CO., LTD.

By:	SAGE, L.L.C., its general partner

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

PRICE CONSTRUCTION, LTD.

By:	LAREDO PAVING, INC., its general partner

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

SUMMIT MATERIALS INTERMEDIATE HOLDINGS, LLC

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

ALLEYTON RESOURCE COMPANY, LLC
ALLEYTON SERVICES COMPANY, LLC
ARIZONA MATERIALS, L.L.C.
ARIZONA MATERIALS LEASING, L.L.C.
AUSTIN MATERIALS, LLC
B & B RESOURCES, INC.
BUILDEX, LLC
COLORADO COUNTY SAND & GRAVEL CO., L.L.C.
COLUMBIA AGGREGATES, LLC
CON-AGG COMPANIES, LLC
CONCRETE SUPPLY OF TOPEKA, LLC
CONTINENTAL CEMENT COMPANY, L.L.C.
CORNEJO & SONS, L.L.C.
ELAM CONSTRUCTION, INC.
GLASSCOCK COMPANY, INC.
GLASSCOCK LOGISTICS COMPANY LLC
GREEN AMERICA RECYCLING, LLC
H. C. RUSTIN CORPORATION
HAMM, INC.
INDUSTRIAL ASPHALT, LLC
KILGORE COMPANIES, LLC
LAREDO PAVING, INC.
LEGRAND JOHNSON CONSTRUCTION CO.
LEWIS & LEWIS, INC.
METRO READY MIX, L.L.C.
MID-MISSOURI LIMESTONE, LLC
N.R. HAMM CONTRACTOR, LLC
N.R. HAMM QUARRY, LLC
NORTHWEST AGGREGATES, INC.
NORTHWEST READY MIX, INC.
PEAK MATERIALS, LLC
PEAK READY MIX, LLC
PENNY’S CONCRETE AND READY MIX, L.L.C.
RK HALL, LLC
SAGE, L. L. C.
SCS MATERIALS, LLC
STONER SAND L.L.C.
SUMMIT MATERIALS CORPORATIONS I, INC.
TROY VINES, INCORPORATED
VALLEY REAL ESTATE HOLDINGS, LLC
WALKER SAND & GRAVEL LTD. CO.
XIT SAND AND GRAVEL, LLC

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

XIT SAND AND GRAVEL, LLC
AMERICAN MATERIALS COMPANY, LLC
BOXLEY MATERIALS COMPANY
BUCKINGHAM SLATE COMPANY, LLC
BUCKINGHAM SLATE #1, LLC
BUCKINGHAM SLATE #2, LLC
FLORIDA STONE PRODUCTS, LLC
GEORGIA STONE PRODUCTS, LLC
LANIER CONSTRUCTION COMPANY, LLC
SUMMIT FINANCE GROUP, LLC

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

ARGOS NORTH AMERICA CORP.

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

ARGOS USA LLC

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

SOUTHERN STAR LEASING, LLC

By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Secretary

[Signature Page to Summit Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Angela Berry
	Name:	Angela Berry
	Title:	Assistant Vice President

[Signature Page to Summit Amendment]

LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT